Exhibit 99.2 Fourth Quarter 2017 Financial Results Supplement February 15, 2018

2© Freddie Mac Adjusted net interest income Adjusted guarantee fee income 1Q17 2Q17 3Q17 4Q17 2016 2017 $1.2 $1.2 $1.1 $1.1 $4.8 $4.6 $1.6 $1.7 $1.8 $1.8 $6.6 $6.8 Corporate Highlights Key highlightsFinancial highlights $ Billions Note: Totals may not add due to rounding. ▪ 4Q17 comprehensive loss of $3.3 billion, driven primarily by a $5.4 billion write-down of the net deferred tax asset (DTA). ◦ Comprehensive income, excluding this write-down1, was $2.1 billion. ▪ 2017 comprehensive income of $5.6 billion, driven by the $5.4 billion net DTA write- down in 4Q17, partially offset by a $4.5 billion (pre-tax), or $2.9 billion (after-tax) litigation settlement in 3Q17. ◦ Comprehensive income, excluding the write-down and the settlement1, was $8.1 billion. ▪ Total guarantee portfolio grew 6% from prior year while total investments portfolio decreased 13%. Total comprehensive income (loss) 1Q17 2Q17 3Q17 4Q17 2016 2017 $2.2 $2.0 $4.7 -$3.3 $7.1 $5.6 Total guarantee portfolio Total investments portfolio 4Q16 1Q17 2Q17 3Q17 4Q17 $1,913 $1,943 $1,958 $1,984 $2,032 $394 $383 $366 $349 $342 11 ($3.3)

3© Freddie Mac Draw Requests from Treasury Dividend Payments to Treasury 2008 - 2014 2015 2016 2017 Cumulative Total $71.3 $71.3 $91.0 $5.5 $5.0 $10.9 $112.4 Corporate Highlights, continued Treasury draw requests and dividend payments $ Billions DFAST3 - Additional draws needed under severely adverse scenario $ Billions Note: Totals may not add due to rounding. 2 with DTA valuation allowance without DTA valuation allowance 2015 2016 2017 Remaining PSPA Funding $62 $53 $43 $34 $26 $21 $140.5

4© Freddie Mac United States (Not Seasonally Adjusted) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 168 179 Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) 4Q16 1Q17 2Q17 3Q17 4Q17 164,000 177,000 190,000 142,000 216,000 4.7% 4.5% 4.3% 4.2% 4.1% Key Economic Indicators National home prices increased by an average of 7.1% over the past year Quarterly ending interest rates Unemployment rate and job creation National home prices have surpassed the 2006 peak Freddie Mac House Price Index (December 2000 = 100) (2006 Peak) 30-year PMMS 10-year LIBOR 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 4.32% 4.14% 3.88% 3.83% 3.99% 2.32% 2.39% 2.27% 2.28% 2.39%

5© Freddie Mac Mortgage-related investments portfolio Other investments and cash portfolio 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 $298 $291 $284 $267 $253 $96 $394 $92 $383 $82 $366 $82 $349 $89 $342 Single-family credit guarantee portfolio Multifamily guarantee portfolio 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 $1,755 $1,779 $1,784 $1,800 $1,829 $158 $1,913 $164 $1,943 $174 $1,958 $184 $1,984 $203 $2,032 Total Portfolio Balances Total debt outstanding6,7 $ Billions Portfolio balance highlightsTotal guarantee portfolio4 $ Billions ▪ Total guarantee portfolio: • Single-family - grew $74 billion, or 4% year-over- year. • Multifamily - grew $45 billion, or 28% year-over- year. ▪ Total investments portfolio: • Mortgage-related investments portfolio - decreased $45 billion, or 15% year-over-year. Note: Totals may not add due to rounding. +6% -13% Total investments portfolio $ Billions PSPA 2017 Limit $288B Unsecured debt Secured debt Indebtedness limit 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 $353 $351 $334 $312 $306 $3 $8 $6 $9 $10 $479 $407 $357 $359 $340 $321 $317 5 4,6

6© Freddie Mac Purchase UPB Refinance UPB 4Q16 1Q17 2Q17 3Q17 4Q17 $46 $39 $45 $57 $57 $71 $117 $47 $86 $28 $73 $30 $87 $41 $98 43 44 44 42 36 Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio 4Q16 1Q17 2Q17 3Q17 4Q17 $1,275 $1,317 $1,343 $1,377 $1,424 $480 $1,755 $462 $1,779 $441 $1,784 $423 $1,800 $405 $1,829 Single-family Financial Highlights and Key Metrics Single-family segment earnings $ Millions Credit guarantee portfolio $ Billions New funding volume $ Billions Guarantee fees charged on new acquisitions (bps)8 Serious delinquency rates +4% Note: Totals may not add due to rounding. Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio Total 4Q16 1Q17 2Q17 3Q17 4Q17 0.20% 0.19% 0.18% 0.19% 0.35% 2.28% 2.17% 2.07% 2.14% 2.59% 1.00% 0.92% 0.85% 0.86% 1.08% (73%) (74%) (75%) (77%) (78%) 4Q16 1Q17 2Q17 3Q17 4Q17 $280 $710 $778 $255 $758

7© Freddie Mac Reference pool UPB at issuance Reference pool UPB outstanding 2013 2014 2015 2016 2017 $58 $205 $385 $595 $854 $57 $193 $329 $454 $636 3% 12% 19% 26% 35% Single-family Credit Risk Transfer – STACR / ACIS Total Single-family credit guarantee portfolio with transferred credit risk $ Billions Cumulative Single-family transferred credit risk based on outstanding balance at period end $ Billions Outstanding reference pool UPB as a percentage of total Single-family portfolio First loss positions: Retained by Freddie Mac Mezzanine loss positions: Retained by Freddie Mac First loss positions: Transferred to third parties Mezzanine loss positions: Transferred to third parties 12/31/16 3/31/17 6/30/17 9/30/17 12/31/2017 $3.3 $3.6 $4.2 $4.1 $4.6$1.0 $1.1 $1.4 $1.1 $1.5 $1.5 $1.8 $2.2 $2.3 $2.7 $18.3 $19.4 $20.9 $20.3 $21.6

8© Freddie Mac ≤100% AMI >100% AMI 2013 2014 2015 2016 2017 89% 90% 88% 86% 83% 11% 10% 12% 14% 17% Guarantee Portfolio Mortgage-related Securities Unsecuritized Loans 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 $75 $91 $120 $158 $203$33 $25 $19 $13 $7 $59 $167 $53 $169 $49 $188 $42 $213 $39 $249 Multifamily Financial Highlights and Key Metrics Total portfolio $ Billions Multifamily market and Freddie Mac delinquency rates (%) Multifamily comprehensive income $ Millions Multifamily acquisitions of units by area median income (% of eligible units acquired) +49% (45%) (54%) (64%) (74%) (82%) Note: Totals may not add due to rounding. Freddie Mac (60+ day) FDIC Insured Institutions (90+ day) MF CMBS Market (60+ day) 4Q13 4Q14 4Q15 4Q16 4Q17 0.02 0.15 1.37 4Q16 1Q17 2Q17 3Q17 4Q17 $370 $445 $462 $370 $660 as of 3Q17

9© Freddie Mac K Certificate UPB SB Certificate UPB 2009-2013 2014 2015 2016 2017 $71.5 $21.3 $35.6 $47.3 $56.7 $1.8 $37.4 $3.9 $51.2 $5.5 $62.2 Purchase Volume Subject to Cap Purchase Volume not Subject to Cap 2013 2014 2015 2016 2017 $25.9 $25.9 $30.0 $36.5 $33.7 $2.4 $28.3 $17.3 $47.3 $20.3 $56.8 $39.5 $73.2 Multifamily Key Metrics, continued Multifamily securitization volume $ Billions New funding volume $ Billions Note: Totals may not add due to rounding. Cap = $30.0 Cap = $36.5 Cap = $25.9 9

10© Freddie Mac Mortgage Investments Portfolio Other Investments and Cash Portfolio 4Q16 1Q17 2Q17 3Q17 4Q17 $230 $225 $222 $207 $196 $96 $326 $92 $317 $82 $304 $82 $289 $89 $285 Liquid Securitization Pipeline Less Liquid 4Q16 1Q17 2Q17 3Q17 4Q17 $138 $141 $137 $129 $130 $13 $8 $12 $13 $10 $79 $230 $76 $225 $73 $222 $64 $206 $56 $196 Capital Markets Financial Highlights and Key Metrics Capital Markets mortgage investments portfolio $ Billions Capital Markets comprehensive income $ Billions Capital Markets investments portfolio $ Billions Capital Markets cash window securitization $ Billions -15% (60%) (63%) (62%) (62%) Note: Totals may not add due to rounding. (66%) -13% 4Q16 1Q17 2Q17 3Q17 4Q17 $48 $31 $25 $32 $35 4Q16 1Q17 2Q17 3Q17 4Q17 $3.2 $1.1 $0.7 $4.0 $0.6

11© Freddie Mac Loan modifications¹² Repayment plans¹² Forbearance agreements¹² Short sales and deed-in-lieu of foreclosure transactions¹² 2013 2014 2015 2016 2017 83 67 54 43 45 29 25 21 12 10 12 9 6 5 15 44 168 19 120 13 94 9 69 5 75 Multifamily rental units Purchase borrowers Refinance borrowers 2013 2014 2015 2016 2017 388 413 650 739 820 515 606 677 745 828 1,555 2,458 608 1,627 910 2,237 937 2,421 663 2,311 Housing Market Support Number of families Freddie Mac helped to own or rent a home10 In Thousands Number of single-family loan workouts11 In Thousands Note: Totals may not add due to rounding. Home Retention Actions Foreclosure Alternatives

12© Freddie Mac Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s Press Release for the quarter ended December 31, 2017. 2 Excludes the initial $1 billion liquidation preference of senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment and the $3.0 billion increase in the aggregate liquidation preference of the senior preferred stock pursuant to the December 21, 2017 Letter Agreement. The company received no cash proceeds as a result of issuing the initial $1 billion liquidation preference of senior preferred stock or the $3.0 billion increase on December 31, 2017. 3 For additional information, see Regulation and Supervision / Federal Housing Finance Agency / Capital Standards in the company’s Annual Report on Form 10-K for the year ended December 31, 2017. (DFAST: Dodd-Frank Act Stress Test) 4 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. 5 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 6 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. See the company’s Annual Report on Form 10-K for the year ended December 31, 2017 for more information. 7 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. 8 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 9 Includes K Certificates without subordination, which are fully guaranteed and issued without subordinate or mezzanine securities. 10 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 11 Consists of both home retention actions and foreclosure alternatives. 12 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

13© Freddie Mac Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2017, which is available on the Investor Relations page of the company’s Web site at www.freddiemac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.